EXHIBIT 10.1

                           PRESIDENT CASINOS, INC.
                             ___________________

                            SUPPLEMENTAL INDENTURE
                           ________________________

                               with respect to:

                                 $25,000,000
                       12% Notes due September 15, 2001
                           Issued December 3, 1998
                              _________________

                      U.S. TRUST COMPANY OF TEXAS, N.A.

                                   Trustee

                   UNITED STATES TRUST COMPANY OF NEW YORK

                           Securities Intermediary


  FIRST SUPPLEMENTAL INDENTURE, dated as of November 22, 2000 (the "Supplement") between President Casinos, Inc., (the "Company"), PRC Holdings Corporation, PRC Management, Inc., PRCX, Inc., President Riverboat Casino-Philadelphia, Inc., P.R.C. Louisiana, Inc., Vegas Vegas, Inc., President Riverboat Casino-New York, Inc., President Mississippi Charter Corp., President Riverboat Casino-Missouri, Inc., President Riverboat Casino-Mississippi, Inc., President Riverboat Casino-Iowa, Inc., TCG/ Blackhawk, Inc., President Casino New Yorker, Inc., and The Connelly Group, L.P., (the "Subsidiary Guarantors"), U.S. Trust Company of Texas, N.A., as Trustee (the "Trustee"), for the Company's 12% Notes due September 15, 2001 (the "Securities") and United States Trust Company of New York, as the Securities Intermediary hereunder (the "Securities Intermediary").

  The Company and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of December 3, 1998 (the "Indenture"), under which the Securities in the aggregate principal amount of $25,000,000 were issued and are currently outstanding. Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Indenture.

  The Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture without the consent of any Securityholder to make any change that does not adversely affect any Securityholder's legal rights under the Indenture.

  NOW, THEREFORE, the parties agree as follows for their mutual benefit and for the for the equal and proportionate benefit of all Holders of the
Securities:

1.  The Indenture shall be amended to include a Section 6.12 as follows:

  "Section 6.12  Certificates of Deposit

  (a) Concurrently with the execution and delivery of this Supplement, United States Trust Company of New York (the "Securities Intermediary") shall establish and maintain, as a securities intermediary, a securities account (the "Account") in the name of the Trustee, as the entitlement holder of the Account. Concurrently therewith, the Company shall deliver to the Securities Intermediary, the certificates of deposit identified in Annex 1 hereto (the "Certificates of Deposit") which the Securities Intermediary shall credit to the Account.

  (b) The Trustee hereby instructs the Securities Intermediary to take (unless the Trustee hereafter issues a contrary or alternative entitlement order) the following actions at the following times:

    (i) On November 30, 2000, receive payment on Certificate of Deposit number 3569803492 upon maturity and on the next day transfer the money received therefrom to the Trustee's account number 04000288 in immediately available funds.

    (ii) On November 30, 2000, receive payment on Certificate of Deposit number 3569803494 upon maturity and on the next day transfer the money received therefrom to the Trustee's account number 04000288 in immediately available funds.

    (iii) On March 14, 2001, receive payment on Certificate of Deposit number 3569803496 upon maturity and on the next day transfer the money received therefrom to the Trustee's account number 04000288 in immediately available funds.

  (c)  On the day after the date of receipt:

    (i) without prejudice to the rights of any Securityholder, the Trustee shall pay out the funds received under Section 6.12(b)(i) to the Securityholders for amounts due and unpaid on the Securities for the interest payments due March 15, 2000 and September 15, 2000, without default interest;
    (ii) the Trustee shall apply the funds received under Section 6.12(b)(ii) to redeem Securities in accordance with Article 3; and

    (iii) the Trustee shall pay out the funds received under Section 6.12(b)(iii) to make the interest payment due on the Securities. If the March 15, 2001 interest payment is satisfied in full with the proceeds received under Section 6.12(b)(iii), the excess funds, if any, shall be invested in the Trustee's Excelsior Government Money Fund and applied to pay interest payments due September 15, 2001. This section 6.12(c) does not in any way alter the Company's obligation to make interest payments due March 15, 2001.

  (d) The Securities Intermediary agrees that it will maintain the Account as a securities account of which the Trustee is the entitlement holder, that it will credit all such cash, Certificates of Deposits (or security entitlements

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with respect to any securities account to which the Certificates of Deposit have been credited) and proceeds thereof to the Account and treat the same as financial assets, that all instruments or other property representing or evidencing the foregoing shall be payable to order of, or registered in the name or indorsed to, the Securities Intermediary and that its "securities intermediary's jurisdiction" (as defined in the Uniform Commercial Code in effect in the State of New York) is the State of New York. The Securities Intermediary shall perform its duties under this Section 6.12 in accordance with the requirements applicable to, and subject to the limitations of the duties of, a securities intermediary under the Uniform Commercial Code as in effect in the State of New York.

  (e) The Trustee agrees that it will hold (and indicate in its books and records that it holds) its security entitlement with respect to the Account in trust for the benefit of itself and the Securityholders.

  (f) The Company consents to the foregoing and hereby grants to the Trustee a security interest in all of its right, title and interest, if any, in and to the Account, the financial assets credited or to be credited to the Account and the security entitlement with respect to the Account."

2.  Effective Date of This Supplement.

  This Supplement shall be effective as of the date first written above.

3.  Indenture Ratified.

  The Indenture is amended solely as hereby expressly provided, and the Indenture, as so amended is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof, as so amended, shall be and remain in full force and effect.

4.  Counterparts.

  This Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

5.  Governing Law.

  This Supplement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflict of laws provisions thereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    U.S. TRUST COMPANY OF TEXAS, N.A.,
                                    as the Trustee

                                    By:    /s/ Christine C. Collins
                                           -----------------------------------
                                    Name:      Christine C. Collins
                                           -----------------------------------
                                    Title:     Assistant Vice President
                                           -----------------------------------

                                    UNITED STATES TRUST COMPANY OF NEW YORK, as the Securities Intermediary

                                    By:    /s/ Christine C. Collins
                                           -----------------------------------
                                    Name:      Christine C. Collins
                                           -----------------------------------
                                    Title:     Assistant Vice President
                                           -----------------------------------

                                    PRESIDENT CASINOS, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRC HOLDINGS CORPORATION

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRC MANAGEMENT, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRCX, CORPORATION

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRESIDENT RIVERBOAT CASINO-
                                    PHILADELPHIA, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    P.R.C. LOUISIANA, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    VEGAS VEGAS, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRESIDENT RIVERBOAT CASINO-NEW YORK, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

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                                    PRESIDENT MISSISSIPPI CHARTER CORP.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRESIDENT RIVERBOAT CASINO-MISSOURI, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRESIDENT RIVERBOAT CASINO-
                                    MISSISSIPPI, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRESIDENT RIVERBOAT CASINO-IOWA, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    TCG/BLACKHAWK, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------

                                    PRESIDENT CASINO NEW YORKER, INC.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------
                                       6
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                                    THE CONNELLY GROUP, L.P.

                                    By:     /s/ John S. Aylsworth
                                           -----------------------------------
                                    Name:       John S. Aylsworth
                                           -----------------------------------
                                    Title:      President & COO
                                           -----------------------------------


                                   ANNEX 1


A. Certificate of Deposit number 3569803492 at Firstar issued to United States Trust Company of New York in the amount of $2,996,182.73 with a maturity date of 11/30/2000.

B. Certificate of Deposit number 3569803494 at Firstar issued to United States Trust Company of New York in the amount of $6,242,005.76 with a maturity date of 11/30/2000.

C. Certificate of Deposit number 3569803496 at Firstar issued to United States Trust Company of New York in the amount of $1,324,550.09 with a maturity date of 03/14/2001.